                                                             Loan No. 76-0026287

================================================================================



                         FAIRVIEW PLAZA ASSOCIATES, L.P.

                                   (Borrower)

                                       to

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    (Lender)

            _________________________________________________________


                         ASSIGNMENT OF LEASES AND RENTS

            _________________________________________________________

                          Dated as of January ___, 2003

                 Property Location: New Cumberland, Pennsylvania

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                             Andrews & Kurth L.L.P.
                          1717 Main Street, Suite 3700
                               Dallas, Texas 75201
                      Attention: Charles T. Marshall, Esq.



================================================================================

                         ASSIGNMENT OF LEASES AND RENTS


         This Assignment of Leases and Rents (this "Agreement") is executed as of January _____, 2003 by FAIRVIEW PLAZA ASSOCIATES, L.P., a Delaware limited partnership, whose address for notice is c/o Cedar Income Fund Properties, L.P., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050, Attention:
Brenda J. Walker ("Borrower"), to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, whose address for notice is c/o GEMSA Loan Services, L.P., 1500 City West Blvd., Suite 200, Houston, Texas 77042-2300, Attention: Portfolio Manager/Access Program ("Lender").


                                   AGREEMENT:

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         1. Absolute Assignment. Borrower unconditionally and absolutely assigns to Lender all of Borrower's right, title and interest in and to: (a) all leases, subleases, occupancy agreements, licenses, concessions, rental contracts and other agreements (written or oral) now or hereafter existing relating to the use or occupancy of the project located on the real property described in Exhibit A hereto (the "Property"), together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof (whether before or after the filing by or against Borrower of any petition of relief under 11 U.S.C. ss. 101 et seq., as same may be amended from time to time [the "Bankruptcy Code"]), and all related security and other deposits (collectively, the "Leases"); (b)all rents, revenues, issues, profits, income and proceeds due or to become due from tenants of the Property, including rentals and all other payments of any kind under the Leases for using, leasing, licensing, possessing, operating from, rendering in, selling or otherwise enjoying the Property (collectively, the "Rents"); (c)all of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code; and (d) any and all other rights of Borrower in and to the items set forth in subsections (a) through (c) above, and all amendments, modifications, replacements, renewals, proceeds and substitutions thereof. This Agreement is an absolute assignment to Lender and not an assignment as security for the performance of the obligations under the Loan Documents (defined below), or any other indebtedness.

         2. Rights of Lender. Subject to the provisions of Section 6 below, Lender shall have the right, power and authority to: (a) notify any person that the Leases have been assigned to Lender and that all Rents are to be paid directly to Lender, whether or not Lender has commenced or completed foreclosure or taken possession of the Property; (b) settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; (c) enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; (d) enter upon, take possession of and operate the Property; (e) lease all or any part of the Property; and/or (f) perform any and all obligations of Borrower under the Leases and exercise any and all rights of Borrower therein contained to the full extent of Borrower's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver. At Lender's request, Borrower shall deliver a copy of this Agreement to each tenant under a Lease and to each manager and managing agent or operator of the Property. Borrower irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Borrower, to comply with all demands of Lender under this Agreement and to turn over to Lender on demand all Rents which it receives.

         3. No Obligation or Liability. Notwithstanding Lender's rights hereunder, Lender shall not be obligated to perform, and Lender does not undertake to perform, any obligation, duty or liability with respect to the Leases, Rents or Property on account of this Agreement. Lender shall have no responsibility on account of this Agreement for the control, care, maintenance or repair of the Property, for any waste committed on the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after an Event of Default (as defined in the Loan Agreement) or from any other act or omission of Lender in managing the Property after an Event of Default. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

         4. Right to Apply Rents. Lender shall have the right, but not the obligation, to use and apply any Rents received hereunder in such order and such manner as Lender may determine for:

             (a) Enforcement or Defense. The payment of costs and expenses of enforcing or defending the terms of this Agreement or the rights of Lender hereunder, and collecting any Rents;

             (b) Loan Payments. Interest, principal or other amounts payable pursuant to (i) the Loan Agreement of even date between Lender and Borrower (the "Loan Agreement"); (ii) the Promissory Note of even date herewith in the stated principal amount of $6,080,000.00, executed by Borrower, bearing interest and being payable to the order of Lender (the "Note"); (iii) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, of even date, executed by Borrower for the benefit of Lender and relating to the Property (the "Mortgage"); and all other documents and instruments evidencing, governing and securing the loan evidenced by the Note (the "Loan") and (iv) any and all modifications, amendments or extensions thereof or replacements or substitutions therefor (the Loan Agreement, the Note, the Mortgage, such other documents and instruments, and such modifications, amendments, extensions, replacements, and substitutions thereof being herein collectively called the "Loan Documents"); and

             (c) Operating Expenses. Payment of costs and expenses of the operation and maintenance of the Property, including (i) rentals and other charges payable by Borrower under any ground lease or other agreement affecting the Property; (ii) electricity, telephone, water and other utility costs, taxes, assessments, water charges and sewer rents and other utility and governmental charges levied, assessed or imposed against the Property; (iii) insurance premiums; (iv) costs and expenses with respect to any litigation affecting the Property, the Leases or the Rents; (v) wages and salaries of employees, commissions of agents and attorneys' fees and expenses; and (vi) all other carrying costs, fees, charges, reserves, and expenses whatsoever relating to the Property.

         After the payment of all such costs and expenses and after Lender has established such reserves as it, in its sole and absolute discretion, deems necessary for the proper management of the Property, Lender shall apply all remaining Rents received by it to the reduction of the Loan.

         5. No Waiver. The exercise or nonexercise by Lender of the rights granted in this Agreement or the collection and application of Rents by Lender or its agent shall not be a waiver of any default by Borrower under this Agreement or any other Loan Document. No action or failure to act by Lender with respect to any obligations of Borrower under the Loan Documents, or any security or guaranty given for the payment or performance thereof, shall in any manner affect, impair or prejudice any of Lender's rights and privileges under this Agreement, or discharge, release or modify any of Borrower's duties or obligations hereunder.

         6. Revocable License. Notwithstanding that this Agreement is an absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in the Rents and Leases, Lender grants to Borrower a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents. Such license may be revoked by Lender upon the occurrence of any Event of Default and Lender shall immediately be entitled to receive and apply all Rents, whether or not Lender enters upon and takes control of the Property. Prior to such revocation, Borrower shall apply any Rents which it receives to the payment of debt service on the Note and other payments due under the Loan Agreement, taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Property, insurance premiums, operation and maintenance charges relating to the Property, and other obligations of lessor under the Leases before using such proceeds for any other purpose. Lender is hereby granted and assigned by Borrower the right, at its option, upon the revocation of the license granted herein to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Lender, in its discretion, shall deem proper.

         7. Term. This Agreement shall continue in full force and effect until
(a) all amounts due under the Loan Documents are paid in full, and (b) all other obligations of Borrower under the Loan Documents are fully satisfied.

         8. Appointment. Borrower irrevocably appoints Lender its true and lawful attorney in fact, which appointment is coupled with an interest, to execute any or all of the rights or powers described herein with the same force and effect as if executed by Borrower, and Borrower ratifies and confirms any and all acts done or omitted to be done by Lender, its agents, servants, employees or attorneys in, to or about the Property.

         9. Liability of Lender. Lender shall not in any way be liable to Borrower for any action or inaction of Lender, its employees or agents under this Agreement.

         10. Indemnification. Borrower shall indemnify, defend and hold harmless Lender from and against all liability, loss, damage, cost or expense which it may incur under this Agreement or under any of the Leases, including any claim against Lender by reason of any alleged obligation, undertaking, action, or inaction on its part to perform or discharge any terms, covenants or conditions of the Leases or with respect to Rents, and including attorneys' fees and expenses, but excluding any claim to the extent caused by Lender's gross negligence or willful misconduct. Any amount covered by this indemnity shall be payable on demand, and shall bear interest from the date of demand until the same is paid by Borrower to Lender at a rate equal to the Default Rate (as defined in the Loan Agreement).

         11. Modification. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of such change is sought.

         12. Bankruptcy.

             (a) Upon or at any time after the occurrence of a Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

             (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

         13. Authority. Borrower represents and warrants that it has full power and authority to execute and deliver this Agreement and the execution and delivery of this Agreement has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

         14. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         15. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         16. Notices. Any notice required or permitted to be given under this Agreement shall be (a) in writing, (b) sent in the manner set forth in the Loan Agreement, and (c) effective in accordance with the terms of the Loan Agreement.

         17. Successors and Assigns. This Agreement shall inure to the benefit of Lender and its successors and assigns and shall be binding on Borrower and its successors and assigns.

         18. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State where the Property is located and the applicable laws of the United States of America.

         19. Conflict. If any conflict or inconsistency exists between the absolute assignment of the Rents and the Leases in this Agreement and the assignment of the Rents and Leases as security in the Mortgage, the terms of this Agreement shall control.

         20. Limitation on Liability. Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.

         21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

         EXECUTED under seal as of the date first written above.

BORROWER:                        FAIRVIEW PLAZA ASSOCIATES, L.P,
                                 a Delaware limited partnership

                                 By: CIF-FAIRVIEW PLAZA ASSOCIATES, LLC,
                                     a Delaware limited liability company,
                                     its General Partner

                                     By: CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                         a Delaware limited partnership,
                                         Sole and Managing Member

                                         By: CEDAR INCOME FUND, LTD.,
                                             a Maryland Real Estate Investment
                                             Trust, its General Partner

                                             By:________________________________
                                                Leo S. Ullman, President

                                                  [SEAL]

I certify that the address of the within named Mortgagee is:

c/o GEMSA Capital Services, L.P.
1500 City West Blvd., Suite 200
Houston, Texas  77042-2300

By:______________________________
   Agent for Mortgagee

COMMONWEALTH OF PENNSYLVANIA )
                             ) ss:
COUNTY OF___________________ )

         On this, the _____ day of January, 2003, before me, the subscriber, a Notary Public in and for the Commonwealth and County aforesaid, personally appeared LEO S. ULLMAN who acknowledged herself to be the President of CEDAR INCOME FUND, LTD., a Maryland real estate investment trust and General Partner of CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership and Sole Managing Member of CIF-FAIRVIEW PLAZA ASSOCIATES, LLC, a Delaware limited liability company and General Partner FAIRVIEW PLAZA ASSOCIATES, L.P., a Delaware limited partnership, of who I am satisfied is the person who signed the within instrument and who acknowledged that she executed same as such on behalf of said FAIRVIEW PLAZA ASSOCIATES, L.P., being authorized to do so, and that the within instrument is the voluntary act and deed of such FAIRVIEW PLAZA ASSOCIATES, L.P.

         WITNESS my hand and seal the day and year aforesaid.



                                           _____________________________________
                                           Notary Public

                                           My commission Expires:_______________

                                    EXHIBIT A

                                Legal Description

         ALL THAT CERTAIN lot of land situate in the Township of Fairview, County of York and Commonwealth of Pennsylvania, bounded and described according to an ALTA/ACSM Survey by J. Michael Brill Associates, Inc., James C. Hockenberry, PLS, Job No. 926-C dated October 25, 2002, as follows:

         BEGINNING AT A POINT at lands now or formerly Susquehanna Area Regional Airport Authority; said point being the southeastern corner of herein described parcel; thence by said lands North 74 degrees 26 minutes 00 seconds West a distance of 618.88 feet to a point on the eastern right-of-way line of New York Road (SR 1003); thence by said right-of-way line by a curve to the left having a radius of 1356.91 feet and an arc distance of 329.61 feet the chord of said curve being North 17 degrees 49 minutes 40 seconds East a distance of 328.80 feet (Deed 329.46 feet) to a point at lands now or formerly Venture Quest Development Inc.; thence by said lands South 84 degrees 49 minutes 57 seconds East a distance of 198.83 feet (Deed 198.84 feet) to a point; thence by same North 57 degrees 40 minutes 03 seconds East a distance of 347.78 feet to an iron pipe; thence by same South 53 degrees 40 minutes 00 seconds East a distance of
214.38 feet to an iron pin at lands nor or formerly Housing Authority of City of York; thence by said lands South 18 degrees 00 minutes 18 seconds West a distance of 546.96 feet to a point, the ping of BEGINNING.

         CONTAINING 6.7391 Acres.

         TOGETHER WITH the rights for installation, maintenance and repair of a 30 inch storm drain pipe as set forth in Agreement dated October 2, 1990 recorded in Deed Book 107-U, Page 977.

TOGETHER WITH AND UNDER AND SUBJECT TO rights of joint access over shared driveway as contained in Agreement Venture Quest Development, Inc., ____________, 2002, and recorded ________, 2002.